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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 2, 2005

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

            000-31951                                    35-1594017
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    (Commission File Number)                  (IRS Employer Identification No.)

              210 East Kirkwood Avenue
                  Bloomington, IN                                47408
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       (Address of Principal Executive Offices)               (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01      OTHER EVENTS.

               On May 2, 2005, Monroe Bancorp issued a press release announcing the appointment of Charles R. Royal, Jr. as interim Chairman of the Board of Directors.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Attached hereto as Exhibit 99.1 is a copy of Monroe Bancorp's press release announcing the apointment of Charles R. Royal, Jr. as interim Chairman of the Board of Directors.

                        99.1     Press Release, dated May 2, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE May 2, 2005

                                             MONROE BANCORP


                                             /s/ Mark D. Bradford
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                                             Mark D. Bradford
                                             President, Chief Executive Officer